EXHIBIT 32
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                CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       AND CHIEF FINANCIAL OFFICER
                   PURSUANT TO 18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO SECTION 906 OF
                      THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report on Form 10-QSB of Touchstone Applied Science Associates, Inc. (the "Company"), for the quarter ended July 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Andrew L. Simon, President and Chief Executive Officer of the Company, and James J. Williams, Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, Touchstone Applied Science Associates, Inc., to the best of our knowledge, that:

            1.	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2.	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 14, 2006               /s/ ANDREW L. SIMON
                                         --------------------------
                                         Andrew L. Simon,
                                         President and
                                         Chief Executive Officer

                                         /s/ JAMES J. WILLIAMS
                                         --------------------------
                                         James Williams,
                                         Vice President and
                                         Chief Financial Officer

A signed original of this written statement required by Section
906 has been provided to Touchstone Applied Science Associates,
Inc. and will be retained by Touchstone Applied Science
Associates, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.